EX-99.906CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Kenneth C. Anderson, President of ABN AMRO Funds (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    JULY 1, 2004                           /S/ KENNETH C. ANDERSON
     -------------------------------            --------------------------------
                                                Kenneth C. Anderson, President
                                                (principal executive officer)



I, Gerald Dillenburg, Treasurer of ABN AMRO Funds (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    JULY 1, 2004                  /S/ GERALD DILLENBURG
     -------------------------------   -----------------------------------------
                                       Gerald Dillenburg, Senior Vice President,
                                       Secretary & Treasurer
                                       (principal financial officer)